1
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
ALBRITTON
COMMUNICATIONS
GRAY TELEVISION INC.
MERISTAR HOSPIT OPER/FIN
Underwriters
DBSI, Fleet
BofA, Wachovia, Allen&Co, DBSI
Lehman, DBSI, SG Cowen, BofA, CIBC,
Dresdner Kleinwort, Fleet, Salomon,
Scotia, Wells Fargo
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
ALLBRI 7.75%, 12/15/2012
GTNA 9.25%, 12/15/2011
MHX 10.5%, 6/15/2009
Is the affiliate a manager or co-
manager of offering?
Joint lead
Co-manager
Co-lead
Name of underwriter or dealer from
which purchased
Fleet
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/6/2002
09/05/2002
12/12/2001
Total dollar amount of offering sold
to QIBs
 $                          275,000,000
 $                                          -
 $                          250,000,000
Total dollar amount of any
concurrent public offering
 $                                          -
 $                          100,000,000
 $                                          -
Total
 $                          275,000,000
 $                          100,000,000
 $                          250,000,000
Public offering price
 $                                   100.00
 $                                   100.00
 $                                     99.37
Price paid if other than public
offering price
 N/A
 N/A
 N/A




Underwriting spread or commission
1.5
2.25%
1.55%








Rating
B3/B-
B3/B-
B1/BB-
Current yield
7.75%
9.25%
10.57%
Total par value purchased
                                    180,000
N/A
N/A
$ amount of purchase
 $                                 180,000
N/A
N/A
% of offering purchased by fund
0.07%
N/A
N/A
% of offering purchased by
associated funds
0.57%
N/A
N/A
Total
0.64%
N/A
N/A


2
Name of Fund
Scudder High Income Plus Fund


Cusip
01958xaz0

485188AE6

146900ab1
Rule 10f-3 Acquisition of Securitites from an Affiliate -





Security Purchased

Comparison Security

Comparison Security






Issuer
ALLIED WASTE NORTH
AMER

KANSAS CITY SOUTHERN

CASCADES INC
Underwriters
CSFB,DBSI,JPMorgan,Banc
One,BNP,Credit Lyonnais,
Fleet,Scotia,UBS,Wachovia

Morgan Stanley,Banc One,DBSI,JP
Morgan,Scotia Capital

Salomon,Scotia,BMO
Nesbitt,BNP,CIBC,Comerica, NBC
Capital Mrkts,SoGen,TD Securities
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
AW 7.875%,4/15/2013

KSU 7.5%,6/15/2009

CASCN 7.25%,2/15/2013
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Co-Manager

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
4/4/2003

6/5/2002

1/31/2003






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          200,000,000

 $                          450,000,000
Total dollar amount of
any concurrent public
offering
 $                          450,000,000

 $                                          -

 $                                          -
Total
 $                          450,000,000

 $                          200,000,000

 $                          450,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.75

1.75%

1.75












Rating
Ba3/BB-

Ba2/BB-

Ba1/BB+
Current yield
7.88%

7.50%

7.25%






Total par value purchased
                                    590,000

n/a

n/a
$ amount of purchase
                                    590,000

n/a

n/a






% of offering purchased
by fund
0.13%

n/a

n/a
% of offering purchased
by associated funds
1.16%

n/a

n/a
Total
1.29%

n/a

n/a

3
Name of Fund
Scudder High Income Plus




Cusip
235773ab4

552075aa1

820280ad7
Rule 10f-3 Acquisition of Securitites from an Affiliate -





Security Purchased

Comparison Security

Comparison Security






Issuer
DAN RIVER INC

WILLIAM LYON HOMES

SHAW GROUP INC
Underwriters
DBSI,Fleet,Wacovia

UBS,Salomon

CSFB, UBS,BMO Nesbitt
Burns,BNP,Crediy Lyonnais, US Bancorp
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DRF 12.75%,4/15/2009

WLS 10.75%,4/1/2013

SGR 10.75%,3/15/2010
Is the affiliate a manager
or co-manager of
offering?
Lead Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Wachovia

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
4/1/2003

3/12/2003

3/12/2003






Total dollar amount of
offering sold to QIBs
 $                          157,000,000

 $                                          -

 $                          253,029,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                          250,000,000

 $                          253,029,000
Total
 $                          157,000,000

 $                          250,000,000

 $                          506,058,000






Public offering price
                                        95.04

                                        98.49

                                        98.80
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.75

2.75

2.75%












Rating
B3/B-

B3/B-

Ba2/BB
Current yield
13.42%

10.91%

10.88%






Total par value purchased
                                    415,000

 n/a

n/a
$ amount of purchase
                                    394,395

 n/a

n/a






% of offering purchased
by fund
0.26%

 n/a

n/a
% of offering purchased
by associated funds
2.23%

 n/a

n/a
Total
2.49%

 n/a

n/a

4
Name of Fund
Scudder High Income Plus Fund


Cusip
44701qag7

453258aq8

17302xac0
Rule 10f-3 Acquisition of Securitites from an Affiliate -





Security Purchased

Comparison Security

Comparison Security






Issuer
HUNTSMAN INTL LLC

INCO LTD

CITGO PETROLEUM CORP
Underwriters
DBSI,CIBC,CSFB,UBS

Morgan Stanley,Salomon,Bk of
Montreal,Bk of Nova
Scotia,CSFB,JPMorgan,Merrill,RBC

CSFB,JPMorgan,BNP,BNY Cap
Mkts,Mizuho,SG Cowen,SunTrust
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
HUNTSM 9.875%,3/1/2009

N 3.5%,3/14/2052

CITPET 11.375%,2/1/2011
Is the affiliate a manager
or co-manager of
offering?
Lead Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
4/3/2003

3/4/2003

2/20/2003






Total dollar amount of
offering sold to QIBs
 $                          150,000,000

 $                          220,000,000

 $                          550,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          150,000,000

 $                          220,000,000

 $                          550,000,000






Public offering price
                                      105.25

                                      100.00

                                        99.38
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2

2.5

2.125












Rating
B3/B

Ba1/BB+

Ba3/B+ /*
Current yield
9.38%

3.50%

11.45%






Total par value purchased
                                    310,000

 n/a

n/a
$ amount of purchase
                                    326,275

 n/a

n/a






% of offering purchased
by fund
0.21%

 n/a

n/a
% of offering purchased
by associated funds
1.75%

 n/a

n/a
Total
1.96%

 n/a

n/a

5
Name of Fund
Scudder High Income Plus Fund


Cusip
466210ac5

87264qag5

961418ac4
Rule 10f-3 Acquisition of Securitites from an Affiliate -





Security Purchased

Comparison Security

Comparison Security






Issuer
JLG INDUSTRIES INC

TRW AUTOMOTIVE INC

WESTPORT RESOURCES
CORP
Underwriters
CSFB,DBSI,Banc One,BMO
Nesbitt,Crediy
Lyonnias,Natcity,SunTrust

Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

CSFB,JPM,Lehman,Fleet,Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
JLG 8.25%,5/1/2008

TRWAUT 9.375%,2/15/2013

WRC 8.25%,11/1/2011
Is the affiliate a manager
or co-manager of
offering?
Co-Lead

Joint Lead

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
4/30/2003

2/6/2003

12/11/2002






Total dollar amount of
offering sold to QIBs
 $
125,000,000

 $                          925,000,000

 $                          300,000,000
Total dollar amount of
any concurrent public
offering
 $
-

 $                                          -

 $                                          -
Total
 $
125,000,000

 $                          925,000,000

 $                          300,000,000






Public offering price

100.00

                                      100.00

                                      103.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.5

2.25












Rating
B1/BB-

B1/B+

Ba3/B+
Current yield
8.25%

9.38%

8.01%






Total par value purchased

370,000

n/a

n/a
$ amount of purchase

370,000

n/a

n/a






% of offering purchased
by fund
0.30%

n/a

n/a
% of offering purchased
by associated funds
2.84%

n/a

n/a
Total
3.14%

n/a

n/a

6
Name of Fund
Scudder High Income Plus Fund


Cusip
69073taf0

058498ae6

397624AA5
Rule 10f-3 Acquisition of Securitites from an Affiliate -





Security Purchased

Comparison Security

Comparison Security






Issuer
OWENS-BROCKWAY GLASS
CON

BALL CORP

GREIF BROS CORPORATION
Underwriters
Bofa,Citigroup,DBSI,Banc
One,BNP,Credit
Lyonnais,Fleet,Goldman,Scotia

Bofa,DBSI,Lehman,BancOne,BNP,
Desdner,Cobank,Mcdonald
Investments,Suntrust, Wells Fargo

DBSI, Salomon, Huntington Corp, ING,
Keybank, Merrill, Natcity, Suntrust, US
Bancorp
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
OI 7.75%,5/15/2011

BLL 6.875%,12/15/2012

GBCOA 8.875%,8/1/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Jt Lead

Joint Lead
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
4/29/2003

12/5/2002

7/25/2002






Total dollar amount of
offering sold to QIBs
 $                          450,000,000

 $                          300,000,000

 $                          250,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          450,000,000

 $                          300,000,000

 $                          250,000,000






Public offering price
                                      100.00

                                      100.00

                                        99.19
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2

1.5

2.08%












Rating
B1/BB

Ba3/BB

B2/B+
Current yield
7.75%

6.88%

8.95%






Total par value purchased
                                    640,000

n/a

 n/a
$ amount of purchase
                                    640,000

n/a

 n/a






% of offering purchased
by fund
0.14%

n/a

n/a
% of offering purchased
by associated funds
1.38%

n/a

n/a
Total
1.52%

n/a

n/a

7
Name of Fund
Scudder High Income Plus Fund


Cusip
69073tag8

397624AA5

058498ae6
Rule 10f-3 Acquisition of Securitites from an Affiliate -





Security Purchased

Comparison Security

Comparison Security






Issuer
OWENS-BROCKWAY GLASS
CON

GREIF BROS CORPORATION

BALL CORP
Underwriters
DBSI,Banc
One,Citigroup,Bofa,BNP,Credit
Lyonnais,Fleet,Goldman,Scotia

DBSI, Salomon, Huntington Corp, ING,
Keybank, Merrill, Natcity, Suntrust, US
Bancorp

Bofa,DBSI,Lehman,BancOne,BNP,
Desdner,Cobank,Mcdonald
Investments,Suntrust, Wells Fargo
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
OI 8.25%,5/15/2013

GBCOA 8.875%,8/1/2012

BLL 6.875%,12/15/2012
Is the affiliate a manager
or co-manager of
offering?
Lead Manager

Joint Lead

Jt Lead
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
4/29/2003

7/25/2002

12/5/2002






Total dollar amount of
offering sold to QIBs
 $                          450,000,000

 $                          250,000,000

 $                          300,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          450,000,000

 $                          250,000,000

 $                          300,000,000






Public offering price
                                      100.00

                                        99.19

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2

2.08%

1.5












Rating
B2/B+

B2/B+

Ba3/BB
Current yield
8.25%

8.95%

6.88%






Total par value purchased
                                    905,000

 n/a

 n/a
$ amount of purchase
                                    905,000

 n/a

 n/a






% of offering purchased
by fund
0.20%

n/a

n/a
% of offering purchased
by associated funds
1.95%

n/a

n/a
Total
2.15%

n/a

n/a

8
Name of Fund
Scudder High Income Plus Fund


Cusip
700690ar1

432848ax7

829226an9
Rule 10f-3 Acquisition of Securitites from an Affiliate -





Security Purchased

Comparison Security

Comparison Security






Issuer
PARK PLACE ENTERTAINMENT

HILTON HOTELS
CORP

SINCLAIR BROADCAST GROUP
Underwriters
Bofa,DBSI,Citigroup,JPMorgan,Scotia,SoGen,BNY
Capital,Commerzbank, CSFB
,Fleet,Wachovia,Wells Fargo

DBSI,Bofa,Bk of Nova
Scotia,First Union,Wells
Fargo,Morgan Stanley,UBS
Warburg,Credit Suisse

DBSI,JPMorgan,Wachovia,UBS,BNP,Lehman
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
PPE 7%,4/15/2013

HLT 7.625%,12/1/2012

SBGI 8%,3/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Co-Manager

Co-Manager
Name of underwriter or
dealer from which
purchased
Bofa

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
4/8/2003

11/19/2002

10/25/2002






Total dollar amount of
offering sold to QIBs
 $                          300,000,000

 $
-

 $                          250,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $
375,000,000

 $                                          -
Total
 $                          300,000,000

 $
375,000,000

 $                          250,000,000






Public offering price
                                      100.00


100.00

                                      100.50
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.65

0.65

1












Rating
Ba1/BBB-

Ba1/BBB-

B2/B
Current yield
7.00%

7.63%

7.96%






Total par value purchased
                                    490,000

n/a

n/a
$ amount of purchase
                                    490,000

n/a

n/a






% of offering purchased
by fund
0.16%

n/a

n/a
% of offering purchased
by associated funds
1.47%

n/a

n/a
Total
1.63%

n/a

n/a

9
Name of Fund
Scudder High Income Plus Fund


Cusip
892134ag2

23302WAA4

983130aa3
Rule 10f-3 Acquisition of Securitites from an Affiliate -





Security Purchased

Comparison Security

Comparison Security






Issuer
TOWN SPORTS
INTERNATIONL

D&B ACQUISITION SUB INC

WYNN LAS VEGAS LLC/CORP
Underwriters
DBSI,BNP

DBSI, UBS

Bofa,Bear,DBSI,Dresdner,Fleet,Jefferies,Scotia,SG
Cowen
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TOWNS 9.625%,4/15/2011

DAB 12.25%,7/15/2009

WYNN 12%,11/1/2010
Is the affiliate a manager
or co-manager of
offering?
Lead Manager

Jt. Lead

Jt-Lead
Name of underwriter or
dealer from which
purchased
BNP

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
4/10/2003

6/28/2002

10/25/2002






Total dollar amount of
offering sold to QIBs
 $                          255,000,000

 $                          155,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          370,000,000
Total
 $                          255,000,000

 $                          155,000,000

 $                          370,000,000






Public offering price
                                      100.00

                                        96.62

                                        92.79
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

3.00%

2.74%












Rating
B2/B-

B2/B

B3/CCC+
Current yield
9.63%

12.68%

12.93%






Total par value purchased
                                    410,000

n/a

n/a
$ amount of purchase
                                    410,000

n/a

n/a






% of offering purchased
by fund
0.16%

n/a

n/a
% of offering purchased
by associated funds
1.38%

n/a

n/a
Total
1.54%

n/a

n/a

10
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
ALLIED WASTE NORTH
AMERICA
KANSAS CITY SOUTHERN
HUNTSMAN INTL LLC
Underwriters
CSFB, DBSI, JP Morgan, Salomon
Morgan Stanley, Banc One, DBSI, JP
Morgan, Scotia Capital
DBSI, JP Morgan, Salomon
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
AW 9.25%, 9/1/2012
KSU 7.5%, 6/15/2009
HUNTSM 9.875%, 3/1/2009
Is the affiliate a manager or co-
manager of offering?
Joint lead
Co-manager
Lead
Name of underwriter or dealer from
which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2002
6/5/2002
3/18/2002
Total dollar amount of offering sold
to QIBs
 $                          300,000,000
 $                          200,000,000
 $                          300,000,000
Total dollar amount of any
concurrent public offering
 $                                          -
 $                                          -
 $                                          -
Total
 $                          300,000,000
 $                          200,000,000
 $                          300,000,000
Public offering price
 $                                   100.00
 $                                   100.00
 $                                   100.00
Price paid if other than public
offering price
 N/A
 N/A
 N/A




Underwriting spread or commission
1.63%
1.75%
2.00%








Rating
Ba3/BB-
Ba2/BB-
B3/B
Current yield
9.25%
7.50%
9.88%
Total par value purchased
                                    335,000
N/A
N/A
$ amount of purchase
 $                                 335,000
N/A
N/A
% of offering purchased by fund
0.11%
N/A
N/A
% of offering purchased by
associated funds
1.53%
N/A
N/A
Total
1.64%
N/A
N/A


11
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
BALL CORP.
KANSAS CITY SOUTHERN
DANA CORP.
Underwriters
BofA, DBSI, Lehman, Banc One, BNP
Paribas, Desdner, Cobank, McDonald,
Suntrust, Wells Fargo
Morgan Stanley, Banc One, DBSI, JP
Morgan, Scotia Capital
DBSI, Salomon, Banc One, BONY, BNP
Paribas, Comercia Bank, CSFB, HSBC,
JP Morgan, McDonald, Suntrust, TD,
UBS Warburg
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
BLL 6.875%, 12/15/2012
KSU 7.5%, 6/15/2009
DCN 10.125%, 3/15/2010
Is the affiliate a manager or co-
manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from
which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/5/2002
6/5/2002
3/6/2002
Total dollar amount of offering sold
to QIBs
 $                          300,000,000
 $                          200,000,000
 $                          250,000,000
Total dollar amount of any
concurrent public offering
 $                                          -
 $                                          -
 $                                          -
Total
 $                          300,000,000
 $                          200,000,000
 $                          250,000,000
Public offering price
 $                                   100.00
 $                                   100.00
 $                                     98.66
Price paid if other than public
offering price
 N/A
 N/A
 N/A




Underwriting spread or commission
1.50%
1.75%
1.88%








Rating
Ba3/BB
Ba2/BB-
Ba3/BB
Current yield
6.88%
7.50%
10.26%
Total par value purchased
                                    480,000
 N/A
 N/A
$ amount of purchase
 $                                 480,000
 N/A
 N/A
% of offering purchased by fund
0.16%
N/A
N/A
% of offering purchased by
associated funds
1.52%
N/A
N/A
Total
1.68%
N/A
N/A

12
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
BOYD GAMING CORP.
HILTON HOTELS CORP.
MERISTAR HOSPITALITY
CORP.
Underwriters
CIBC, DBSI, Lehman
DBSI, Bofa, Bk of Nova Scotia, First
Union, Wells Fargo, Morgan Stanley,
UBS Warburg, CSFB
Lehaman, DBSI, Salomon, SG Cowen,
BofA, Banc One, CIBC, Dresdner, Fleet,
Scotia, Wells Fargo
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
BYD 7.75%, 12/15/2012
HLT 7.625%, 12/1/2012
MHX 9.125%, 1/15/2011
Is the affiliate a manager or co-
manager of offering?
Joint lead
Co-manager
Co-lead
Name of underwriter or dealer from
which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/13/2002
11/19/2002
1/31/2002
Total dollar amount of offering sold
to QIBs
 $                          300,000,000
 $                                          -
 $                          200,000,000
Total dollar amount of any
concurrent public offering
 $                                          -
 $                          375,000,000
 $                                          -
Total
 $                          300,000,000
 $                          375,000,000
 $                          200,000,000
Public offering price
 $                                     98.31
 $                                   100.00
 $                                     98.13
Price paid if other than public
offering price
 N/A
 N/A
 N/A




Underwriting spread or commission
0.50%
0.65%
1.19%








Rating
B1/B+
Ba1/BBB-
B1/B+
Current yield
7.88%
7.63%
9.30%
Total par value purchased
                                    500,000
 N/A
 N/A
$ amount of purchase
 $                                 491,560
 N/A
 N/A
% of offering purchased by fund
0.17%
N/A
N/A
% of offering purchased by
associated funds
1.47%
N/A
N/A
Total
1.64%
N/A
N/A


13
Name of Fund
Deutsche High Yield Bond Fund




Security Purchased

Comparison Security

Comparison Security
Cusip
252125aa7

17274RAA1

481165AB






Issuer
DEX MEDIA EAST LLC/FIN

CIRCUS&ELDOR/SILVER LEG

JOY GLOBAL INC
Underwriters
Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

BofA, Dresdner Kleinwort, Merrill
Lynch, Credit Lyonnais, DBAB, SG
Cowen, Wells Fargo

Credit Suisse, DBAB
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DXME 9.875%,11/15/2009

CIRCUS 10.125%,3/1/2012

JOYG 8.75%,3/15/2012
Is the affiliate a manager
or co-manager of
offering?
Jt Lead

Co-Lead Manager

Jt. Lead
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
10/30/2002

2/22/2002

3/13/2002






Total dollar amount of
offering sold to QIBs
 $                          450,000,000

 $                          160,000,000

 $                          200,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          450,000,000

 $                          160,000,000

 $                          200,000,000






Public offering price
                                      100.00

                                        99.61

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.50%

2.625%

2.50%












Rating
B2/B

B1/B+

B2/B+
Current yield
9.88%

10.16%

8.75%






Total par value purchased
                                 1,325,000

 n/a

 n/a
$ amount of purchase
                                 1,325,000

 n/a

 n/a






% of offering purchased
by fund
0.29%

n/a

n/a
% of offering purchased
by associated funds
2.95%

n/a

n/a
Total
3.24%

n/a

n/a


14
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
HILTON HOTELS CORP.
SPRINT CAPITAL CORP.
SIMON PROPERTY GROUP LP
Underwriters
DBSI, BofA, Bk of Nova Scotia, First
Union, Wells Fargo, Morgan Stanley,
UBS Warburg, CSFB
DBSI, Salomon, UBS, ABN Amro, JP
Morgan, Merrill, Morgan Stanely
BofA, Merrill, DBSI
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
HLT 7.625%, 12/1/2012
FON 8.375%, 3/15/2012
SPG 6.35%, 8/28/2012
Is the affiliate a manager or co-
manager of offering?
Co-manager
Joint lead
Co-manager
Name of underwriter or dealer from
which purchased
Scotia Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2002
3/8/2002
8/15/2002




Total dollar amount of offering sold
to QIBs
 $                                          -
 $                       2,000,000,000
 $                          350,000,000
Total dollar amount of any
concurrent public offering
 $                          375,000,000
 $                                          -
 $                                          -
Total
 $                          375,000,000
 $                       2,000,000,000
 $                          350,000,000
Public offering price
 $                                   100.00
 $                                     99.85
 $                                     99.85
Price paid if other than public
offering price
 N/A
 N/A
 N/A




Underwriting spread or commission
0.65%
0.65%
0.65%








Rating
Ba1/BBB-
Baa2 /BBB+
Baa1/BBB
Current yield
7.63%
8.39%
6.36%
Total par value purchased
                                 1,225,000
 N/A
 N/A
$ amount of purchase
 $                              1,225,000
 N/A
 N/A
% of offering purchased by fund
0.33%
 N/A
 N/A
% of offering purchased by
associated funds
3.50%
 N/A
 N/A
Total
3.83%
 N/A
 N/A


15
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
MDC HOLDINGS INC.
WEYERHAEUSER CO.
OLIN CORP.
Underwriters
Salomon, Banc One, Wachovia, DBSI,
Comerica, BNP Paribas, Fleet, Key
Capital, Merrill, Suntrust
JP Morgan, Moragn Stanley, DBSI,
Scotia Capital, BofA, Salomon
BofA, Salomon, DBSI, First Union
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
MDC 7%, 12/1/2012
WY 7.375%, 3/15/2032
OLN 9.125%, 12/15/2011
Is the affiliate a manager or co-
manager of offering?
Co-manager
Co-manager
Co-manager
Name of underwriter or dealer from
which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/25/2002
3/6/2002
12/6/2001




Total dollar amount of offering sold
to QIBs
 $                                          -
 $                       1,250,000,000
 $                                          -
Total dollar amount of any
concurrent public offering
 $                          150,000,000
 $                                          -
 $                          200,000,000
Total
 $                          150,000,000
 $                       1,250,000,000
 $                          200,000,000
Public offering price
 $                                     98.94
 $                                     98.70
 $                                   100.00
Price paid if other than public
offering price
N/A
N/A
N/A




Underwriting spread or commission
0.88%
0.88%
0.88%








Rating
Ba1/BB+
Baa2/BBB
Baa3/BBB
Current yield
7.07%
7.47%
9.13%
Total par value purchased
                                    560,000
N/A
N/A
$ amount of purchase
 $                                 554,075
N/A
N/A
% of offering purchased by fund
0.37%
N/A
N/A
% of offering purchased by
associated funds
4.83%
N/A
N/A
Total
5.20%
N/A
N/A


16
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
OWENS-BROCKWAY GLASS
CON
GREIF BROS CORP.
LAND O LAKES INC.
Underwriters
DBSI, BofA, Salomon, Banc One, Scotia,
Barclays, BNP, BNY, Credit Lyonnais,
Fleet, Goldman, TD Securities, Societe
General, Key Capital Mkts.
DBSI, Salomon, Huntington Corp., ING,
Keybank, Merrill, Natcity, Suntrust, US
Bancorp
JP Morgan, Bank of Tokyo, Suntrust, US
Bancorp
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
OI 8.75%, 11/15/2012
GBCOA 8.875%, 8/1/2012
LLAKES 8.75%, 11/15/2011
Is the affiliate a manager or co-
manager of offering?
Joint lead
Joint lead
N/A
Name of underwriter or dealer from
which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/5/2002
7/25/2002
11/8/2001




Total dollar amount of offering sold
to QIBs
 $                          450,000,000
 $                          250,000,000
 $                          350,000,000
Total dollar amount of any
concurrent public offering
 $                                          -
 $                                          -
 $                                          -
Total
 $                          450,000,000
 $                          250,000,000
 $                          350,000,000
Public offering price
 $                                   100.00
 $                                     99.19
 $                                   100.00
Price paid if other than public
offering price
 N/A
 N/A
 N/A




Underwriting spread or commission
2.00%
2.08%
2.00%








Rating
B2/BB
B2/B+
Ba3/BB
Current yield
8.75%
8.95%
8.75%
Total par value purchased
                                 1,210,000
 N/A
 N/A
$ amount of purchase
 $                              1,210,000
 N/A
 N/A
% of offering purchased by fund
0.27%
 N/A
 N/A
% of offering purchased by
associated funds
1.55%
 N/A
 N/A
Total
1.82%
 N/A
 N/A


17
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
REXNORD CORP.
COLLINS & AIKMAN
PRODCTS
METALDYNE CORP.
Underwriters
CSFB, DBSI, Wachovia
CSFB, DBSI, JP Morgan, Merrill,
Chase
CSFB, DBSI, JP Morgan, Comercia
Sec., Natcity, Wachovia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
REX 10.125%, 12/15/2012
CKC 10.75%, 12/31/2011
METALD 11%, 6/15/2012
Is the affiliate a manager or co-
manager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from
which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2002
12/11/2001
6/13/2002
Total dollar amount of offering sold
to QIBs
 $                          225,000,000
 $                          500,000,000
 $                          250,000,000
Total dollar amount of any
concurrent public offering
 $                                          -
 $                                          -
 $                                          -
Total
 $                          225,000,000
 $                          500,000,000
 $                          250,000,000
Public offering price
 $                                   100.00
 $                                   100.00
 $                                   100.00
Price paid if other than public
offering price
N/A
N/A
N/A




Underwriting spread or commission
2.75%
3.00%
3.00%








Rating
B3/B-
B1/B
B3/B
Current yield
10.13%
10.75%
11.00%
Total par value purchased
                                    185,000
N/A
N/A
$ amount of purchase
 $                                 185,000
N/A
N/A
% of offering purchased by fund
0.08%
N/A
N/A
% of offering purchased by
associated funds
0.79%
N/A
N/A
Total
0.87%
N/A
N/A


18
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
STENA AB
GREIF BROS CORP.
HUNTSMAN INTL LLC
Underwriters
JP Morgan, ABN Amro, DBSI,
Salomon
DBSI, Salomon, Huntington Corp.,
ING, Keybank, Merrill, Natcity,
Suntrust, US Bancorp
DBSI, JP Morgan, Salomon
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
STENA 9.625%, 12/1/2012
GBCOA 8.875%, 8/1/2012
HUNTSM 9.875%, 3/1/2009
Is the affiliate a manager or co-
manager of offering?
Co-manager
Joint lead
Lead
Name of underwriter or dealer from
which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/22/2002
7/25/2002
3/18/2002
Total dollar amount of offering sold
to QIBs
 $                          200,000,000
 $                          250,000,000
 $                          300,000,000
Total dollar amount of any
concurrent public offering
 $                                          -
 $                                          -
 $                                          -
Total
 $                          200,000,000
 $                          250,000,000
 $                          300,000,000
Public offering price
 $                                   100.00
 $                                     99.19
 $                                   100.00
Price paid if other than public
offering price
 N/A
 N/A
 N/A




Underwriting spread or commission
2.00%
2.08%
2.00%








Rating
Ba3/BB-
B2/B+
B3/B
Current yield
9.63%
8.95%
9.88%
Total par value purchased
                                 1,845,000
 N/A
 N/A
$ amount of purchase
 $                              1,845,000
 N/A
 N/A
% of offering purchased by fund
0.92%
 N/A
 N/A
% of offering purchased by
associated funds
8.82%
 N/A
 N/A
Total
9.74%
 N/A
 N/A

19
Name of Fund
Deutsche Fixed Income Bond Fund



Security Purchased

Comparison Security

Comparison Security
Cusip
44179cbb1

89232xad2

553083BW5






Issuer
HOUSEHOLD
AUTOMOTIVE TRUST

TOYOTA AUTO RECEIVABLES
OWNER

MMCA AUTOMOBILE TRUST
Underwriters
DBSI,Bofa,Barclays,Banc One,
JPMorgan

Bofa,Morgan Stanley,Barclays,DBSI,Banc
One,Coutrywide,Lehman,Merrill,JPMorgan,Credit
Suisse,Salomon

JP Morgan, DBAB, Merrill, Morgan
Stanley, Salomon
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
HAT 3.44%,5/18/2009

TAOT 1.43125%,5/15/2009

MMCA 2.88875,% 4/16/2007
Is the affiliate a manager
or co-manager of
offering?
Lead

Co-Manager

Co-Mang
Name of underwriter or
dealer from which
purchased
Bofa

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
11/21/2002

10/31/2002

10/03/2001






Total dollar amount of
offering sold to QIBs
 $
-

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $
238,000,000

 $                          207,000,000

 $                          339,400,000
Total
 $
238,000,000

 $                          207,000,000

 $                          339,400,000






Public offering price

99.98

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.55

2.5

2.45%












Rating
Aaa/AAA

Aaa/AAA

Aaa/AAA
Current yield
3.44%

1.43%

2.89%






Total par value purchased

6,060,000

 n/a

 n/a
$ amount of purchase

6,059,065

 n/a

 n/a






% of offering purchased
by fund
2.55%

 n/a

 n/a
% of offering purchased
by associated funds
7.17%

 n/a

 n/a
Total
9.72%

 n/a

 n/a

20
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
RH DONNELLEY FIN CORP.
DEX MEDIA EAST LLC / FIN
PENTON MEDIA INC,
Underwriters
Bear Stearns, DBSI, Salomon, ABN,
BNP, ING, Fleet
BofA, DBSI, JP Morgan, Lehman,
Wachovia, Bear Stearns, Scotia, Credit
Lyonnais, Royal Bk of Scotland, ING
CSFB
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
RHD 10.875%, 12/15/2012
DXME 12.125%, 11/15/2012
PME 11.875%, 10/1/2007
Is the affiliate a manager or co-
manager of offering?
Joint lead
Joint lead
N/A
Name of underwriter or dealer from
which purchased
Miller Tabek/Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/26/2002
10/30/2002
3/21/2002




Total dollar amount of offering sold
to QIBs
 $                          600,000,000
 $                          525,000,000
 $                          157,500,000
Total dollar amount of any
concurrent public offering
 $                                          -
 $                                          -
 $                          157,500,000
Total
 $                          600,000,000
 $                          525,000,000
 $                          315,000,000




Public offering price
                                      100.00
                                      100.00
                                        99.50
Price paid if other than public
offering price
 N/A
 N/A
 N/A




Underwriting spread or commission
2.6
2.75%
3.6875%








Rating
B2/B+
B3/B
B3/B-
Current yield
10.88%
12.13%
11.93%
Total par value purchased
                                    720,000
 N/A
 N/A
$ amount of purchase
                                    720,000
 N/A
 N/A
% of offering purchased by fund
0.12%
N/A
N/A
% of offering purchased by
associated funds
1.14%
N/A
N/A
Total
1.26%
N/A
N/A

21
Rule 10f-3 Acquisition of Securities from an Affiliate - October 1, 2002 through December 31, 2002
High Income Plus Fund

Security Purchased
Comparison Security
Comparison Security








Issuer
RH DONNELLEY FINANCE
CORP.
ROTECH HEALTHCARE INC.
CIRCUS & ELDOR / SILVER
LEG
Underwriters
Bear Stearns, DBSI, Salomon, ABN
Ambro, BNP, ING, Fleet
DBSI, Goldman, UBS Warburg, Scotia
Capital
BofA, Dresdner Kleinwort, Merrill,
Credit Lyonnais, DBSI, SG Cowen, Wells
Fargo
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years












Security
RHD 8.875%, 12/15/2010
ROTECH 9.5%, 4/1/2012
CIRCUS 10.125%, 3/1/2012
Is the affiliate a manager or co-
manager of offering?
Joint lead
Co-manager
Co-lead
Name of underwriter or dealer from
which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/26/2002
3/15/2002
2/22/2002
Total dollar amount of offering sold
to QIBs
 $                          325,000,000
 $                          300,000,000
 $                          160,000,000
Total dollar amount of any
concurrent public offering
 $                                          -
 $                                          -
 $                                          -
Total
 $                          325,000,000
 $                          300,000,000
 $                          160,000,000
Public offering price
 $                                   100.00
 $                                   100.00
 $                                     99.61
Price paid if other than public
offering price
 N/A
 N/A
 N/A




Underwriting spread or commission
2.60%
2.75%
2.63%








Rating
B1/B+
B2/B+
B1/B+
Current yield
8.88%
9.50%
10.16%
Total par value purchased
                                    280,000
 N/A
 N/A
$ amount of purchase
 $                                 280,000
 N/A
 N/A
% of offering purchased by fund
0.09%
N/A
N/A
% of offering purchased by
associated funds
0.83%
N/A
N/A
Total
0.92%
N/A
N/A

22
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
AMERIPATH INC.
FAIRPOINT COMMUNICATIONS
ARRIS GROUP, INC.
Underwriters
CSFB, DBSI, Wachovia
CSFB, Salomon, BofA, DBSI, Wachovia
CIBC
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
PATH 10.5%, 4/1/2013
MJDCOM 11.875%, 3/1/2010
ARRS 4.5%, 3/15/2008
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
03/13/2003
03/03/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $                                                          275,000,000
 $                                                          225,000,000
 $                                                          105,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $                                                          275,000,000
 $                                                          225,000,000
 $                                                          105,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
3.50%
3.50%
















Rating
B3/B-
B3/B
NA/B-
Current yield
10.50%
11.88%
4.50%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 405,000.00
 $                 405,000.00
0.15%
3.12%
0.93%
Still held at 3/31/03
Chicago Funds







High Income Fund
Chicago
 $              7,505,000.00
 $              7,505,000.00
2.73%
3.12%
0.93%
Still held at 3/31/03
High Income Trust
Chicago
 $                 675,000.00
 $                 675,000.00
0.25%
3.12%
0.39%
Still held at 3/31/03
Multi-Market Income Trust
Chicago
 $                 310,000.00
 $                 310,000.00
0.11%
3.12%
0.64%
Still held at 3/31/03
Strategic Income Fund
Chicago
 $                 535,000.00
 $                 535,000.00
0.19%
3.12%
0.60%
Still held at 3/31/03
Strategic Income Trust
Chicago
 $                    70,000.00
 $                    70,000.00
0.03%
3.12%
0.61%
Still held at 3/31/03
SVS II High Income Portfolio
Chicago
 $              1,025,000.00
 $              1,025,000.00
0.37%
3.12%
0.87%
Still held at 3/31/03
New York Funds







High Income Plus Fund
New York
 $              1,225,000.00
 $              1,225,000.00
0.45%
3.12%
1.43%
Still held at 3/31/03
Total

 $            11,750,000.00
 $            11,750,000.00
4.27%




23
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
BOEING CO.
WEYERHAEUSER CO.
WEYERHAEUSER CO.
Underwriters
CSFB, DBSI, JP Morgan
JP Morgan, Morgan Stanley, BofA, CIBC, DBSI, PNC, RBC, Salomon,
Scotia, TD Securities, Wachovia
JP Morgan, Morgan Stanley, DBAB, Scotia, BofA, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
BA 6.125%, 2/15/2033
WY6.875%, 12/15/2033
WY 7.375%, 3/15/2032
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
02/06/2003
12/12/2002
03/06/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $                                                       1,250,000,000
Total dollar amount of any concurrent public offering
 $                                                          400,000,000
 $                                                          275,000,000
 $
-
Total
 $                                                          400,000,000
 $                                                          275,000,000
 $                                                       1,250,000,000
Public offering price
 $                                                                      98.14
 $                                                                      99.77
 $                                                                      98.70
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.88%
0.88%
0.88%
















Rating
A2/A+
Baa2/BBB
Baa2/BBB
Current yield
6.24%
6.89%
7.47%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds







Fixed Income Fund
New York
 $              4,334,000.00
 $              4,253,474.00
1.08%
1.64%
0%**
02/06/2003
Total

 $              4,334,000.00
 $              4,253,474.00
1.08%




24
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
CENTERPOINT ENERGY
ALABAMA POWER CO.
CANADIAN NATIONAL RESOURCES
Underwriters
CSFB, DBSI, Salomon
Morgan Stanley, Wachovia, ABI Capital, ABN, BNY Synovus
Lehman, Salomon, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
CNP 6.95%, 3/15/2003
SO 5.6%, 3/15/2033
CNQ 6.45%, 6/30/2033
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
Co-manager
Name of underwriter or dealer from which purchased
Salomon
N/A
Salomon
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
03/13/2003
03/12/2003
09/09/2002
Total dollar amount of offering sold to QIBs
 $                                                          312,275,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $                                                          200,000,000
 $                                                          350,000,000
Total
 $                                                          312,275,000
 $                                                          200,000,000
 $                                                          350,000,000
Public offering price
 $                                                                      99.43
 $                                                                      99.96
 $                                                                      99.48
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.88%
0.88%
0.88%
















Rating
Baa2/BBB
A2/A
Baa1/BBB+
Current yield
6.99%
5.60%
6.48%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds







Fixed Income Fund
New York
 $              5,075,000.00
 $              5,045,920.00
1.63%
2.12%
0.00%
03/13/2003
Total

 $              5,075,000.00
 $              5,045,920.00
1.63%





25
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
CROWN EURO HOLDINGS SA
REMINGTON ARMS COMPANY
STEEL DYNAMICS INC
Underwriters
DBSI, Salomon
CSFB, Goldman, Wachovia
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
CCK 10.875%, 3/1/2013
RACIAQ 10.5%, 2/1/2011
STLD 4%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
02/11/2003
01/17/2003
12/17/2002
Total dollar amount of offering sold to QIBs
 $                                                          725,000,000
 $                                                          200,000,000
 $                                                          100,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $                                                          725,000,000
 $                                                          200,000,000
 $                                                          100,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
3.00%
3.00%
















Rating
B2/B
B2/B-
B3/B
Current yield
10.88%
10.50%
4.00%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 335,000.00
 $                 335,000.00
0.05%
2.12%
3.00%
 Still held at 3/31/03
Income Fund
Boston
 $                 130,000.00
 $                 130,000.00
0.02%
2.12%
1.00%
 Still held at 3/31/03
Chicago Funds







High Income Fund
Chicago
 $              6,050,000.00
 $              6,050,000.00
0.83%
2.12%
2.95%
 Still held at 3/31/03
High Income Trust
Chicago
 $                 555,000.00
 $                 555,000.00
0.08%
2.12%
3.02%
 Still held at 3/31/03
Multi-Market Income Trust
Chicago
 $                 235,000.00
 $                 235,000.00
0.03%
2.12%
3.89%
 Still held at 3/31/03
Strategic Income Fund
Chicago
 $                 435,000.00
 $                 435,000.00
0.06%
2.12%
2.40%
 Still held at 3/31/03
Strategic Income Trust
Chicago
 $                    60,000.00
 $                    60,000.00
0.01%
2.12%
3.49%
 Still held at 3/31/03
SVS II High Income Portfolio
Chicago
 $                 825,000.00
 $                 825,000.00
0.11%
2.12%
3.01%
 Still held at 3/31/03
SVS II Investment Grade Bond
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
2.12%
1.08%
 Still held at 3/31/03
SVS II Total Return
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
2.12%
2.74%
 Still held at 3/31/03
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
2.12%
2.52%
 Still held at 3/31/03
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 100,000.00
 $                 100,000.00
0.01%
2.12%
1.48%
 Still held at 3/31/03
New York Funds







High Income Plus Fund
New York
 $              1,010,000.00
 $              1,010,000.00
0.14%
2.12%
3.58%
 Still held at 3/31/03
Total

 $              9,885,000.00
 $              9,885,000.00
1.37%





26
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
CROWN EURO HOLDINGS SA
REMINGTON ARMS COMPANY
STEEL DYNAMICS INC
Underwriters
DBSI, Salomon
CSFB, Goldman, Wachovia
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
CCK 9.5%, 3/1/2011
RACIAQ 10.5%, 2/1/2011
STLD 4%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
02/11/2003
01/17/2003
12/17/2002
Total dollar amount of offering sold to QIBs
 $                                                       1,085,000,000
 $                                                          200,000,000
 $                                                          100,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $                                                       1,085,000,000
 $                                                          200,000,000
 $                                                          100,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
3.00%
3.00%
















Rating
B1/B+
B2/B-
B3/B
Current yield
9.50%
10.50%
4.00%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 170,000.00
 $                 170,000.00
0.02%
 (0.85%)
0.45%
02/24/2003
Income Fund
Boston
 $                    50,000.00
 $                    50,000.00
0.00%
 (0.85%)
0.55%
02/24/2003
Chicago Funds







High Income Fund
Chicago
 $              3,010,000.00
 $              3,010,000.00
0.28%
 (0.85%)
0.52%
02/24/2003
High Income Trust
Chicago
 $                 275,000.00
 $                 275,000.00
0.03%
 (0.85%)
0.53%
02/24/2003
Multi-Market Income Trust
Chicago
 $                 115,000.00
 $                 115,000.00
0.01%
 (0.85%)
1.28%
02/24/2003
Strategic Income Fund
Chicago
 $                 215,000.00
 $                 215,000.00
0.02%
 (0.85%)
0.60%
02/24/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.00%
 (1.75%)
 (0.62%)
02/14/2003
SVS II High Income Portfolio
Chicago
 $                 410,000.00
 $                 410,000.00
0.04%
 (0.85%)
0.53%
02/24/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.00%
 (1.75%)
0.27%
02/14/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.00%
 (0.85%)
0.61%
02/24/2003
New York Funds







High Income Plus Fund
New York
 $                 500,000.00
 $                 500,000.00
0.05%
 (0.85%)
0.30%
02/24/2003
Total

 $              4,895,000.00
 $              4,895,000.00
0.45%





27
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
DIRECTV HOLDINGS/FINANCE
DEX MEDIA EAST LLC/FIN
LAMAR MEDIA CORP
Underwriters
BofA, CSFB, DBSI, Goldman, Salomon
BofA, DBSI, JP Morgan, Lehman, Wachovia, Bear Stearns, Scotia
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
DTV 8.375%, 3/15/2013
DXME 9.875%, 11/15/2009
LAMR 7.25%, 1/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
02/25/2003
10/30/2002
12/17/2002
Total dollar amount of offering sold to QIBs
 $                                                       1,400,000,000
 $                                                          450,000,000
 $                                                          260,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-

Total
 $                                                       1,400,000,000
 $                                                          450,000,000
 $                                                          550,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
2.50%
1.75%
















Rating
B1/B
B2/B
Ba3/B
Current yield
8.38%
9.88%
7.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 330,000.00
 $                 330,000.00
0.02%
10.97%
2.54%
 Still held at 3/31/03
Income Fund
Boston
 $                 130,000.00
 $                 130,000.00
0.01%
10.97%
0.37%
 Still held at 3/31/03
SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.00%
10.97%
0.43%
 Still held at 3/31/03
Chicago Funds







High Income Fund
Chicago
 $              5,905,000.00
 $              5,905,000.00
0.42%
10.97%
2.63%
 Still held at 3/31/03
High Income Trust
Chicago
 $                 540,000.00
 $                 540,000.00
0.04%
10.97%
2.69%
 Still held at 3/31/03
Multi-Market Income Trust
Chicago
 $                 230,000.00
 $                 230,000.00
0.02%
10.97%
2.57%
 Still held at 3/31/03
Strategic Income Fund
Chicago
 $                 425,000.00
 $                 425,000.00
0.03%
10.97%
1.78%
 Still held at 3/31/03
Strategic Income Trust
Chicago
 $                    55,000.00
 $                    55,000.00
0.00%
10.97%
2.39%
 Still held at 3/31/03
SVS II High Income Portfolio
Chicago
 $                 810,000.00
 $                 810,000.00
0.06%
10.97%
2.60%
 Still held at 3/31/03
SVS II Investment Grade Bond
Chicago
 $                    50,000.00
 $                    50,000.00
0.00%
10.97%
0.41%
 Still held at 3/31/03
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.00%
10.97%
1.41%
 Still held at 3/31/03
Total Return Fund
Chicago
 $                 100,000.00
 $                 100,000.00
0.01%
10.97%
1.28%
 Still held at 3/31/03
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 100,000.00
 $                 100,000.00
0.01%
10.97%
0.76%
 Still held at 3/31/03
New York Funds







High Income Plus Fund
New York
 $                 970,000.00
 $                 970,000.00
0.07%
10.97%
3.27%
 Still held at 3/31/03
Total

 $              9,745,000.00
 $              9,745,000.00
0.69%




28
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
DOLE FOODS CO.
CROWN EURO HOLDINGS SA
D&B ACQUISITION SUB INC.
Underwriters
BofA, DBSI, CoBank, Fleet, Harris, Scotia, SG Cowen
DBSI, Salomon
DBSI, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
DOL 8.875%, 3/15/2011
CCK 9.5%, 3/1/2011
DAB 12.25%, 7/15/2009
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
03/17/2003
02/11/2003
06/28/2002
Total dollar amount of offering sold to QIBs
 $                                                          475,000,000
 $                                                       1,085,000,000
 $                                                          155,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $                                                          475,000,000
 $                                                       1,085,000,000
 $                                                          155,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                      96.62
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
3.00%
3.00%
















Rating
B2/B+
B1/B+
B2/B
Current yield
8.88%
9.50%
12.68%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                    50,000.00
 $                    50,000.00
0.01%
4.07%
0.81%
 Still held at 3/31/03
Chicago Funds







High Income Fund
Chicago
 $                 925,000.00
 $                 925,000.00
0.19%
4.07%
0.73%
 Still held at 3/31/03
High Income Trust
Chicago
 $                    85,000.00
 $                    85,000.00
0.02%
4.07%
0.20%
 Still held at 3/31/03
Multi-Market Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
4.07%
1.03%
 Still held at 3/31/03
Strategic Income Fund
Chicago
 $                    65,000.00
 $                    65,000.00
0.01%
4.07%
0.83%
 Still held at 3/31/03
SVS II High Income Portfolio
Chicago
 $                 125,000.00
 $                 125,000.00
0.03%
4.07%
0.74%
 Still held at 3/31/03
New York Funds







High Income Plus Fund
New York
 $                 150,000.00
 $                 150,000.00
0.03%
4.07%
1.28%
 Still held at 3/31/03
Total

 $              1,450,000.00
 $              1,450,000.00
0.30%




29
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GAZPROM OAO
WESTPORT RESOURCES CORP
CITGO PETROLEUM CORP
Underwriters
Dresdner, Morgan Stanley, ABN, CSFB, DBSI, Evrofinans, Menatep,
Renaissance Capital, Schroder, Salomon
CSFB, JP Morgan, Lehman, Wachovia, Fleet
CSFB, JP Morgan, BNP, BNY Capital, Mizuho, SG Cowen, Sun Trust
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
GAZPRU 9.625%, 3/1/2013
WRC 8.25%, 11/1/2011
CitPet 11.375%, 2/1/2011
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
02/21/2003
12/11/2002
02/20/2003
Total dollar amount of offering sold to QIBs
 $                                                       1,750,000,000
 $                                                          300,000,000
 $                                                          550,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-

Total
 $                                                       1,750,000,000
 $                                                          300,000,000
 $                                                          550,000,000
Public offering price
 $                                                                    100.00
 $                                                                    103.00
 $                                                                      99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.13%
2.25%
2.13%
















Rating
NA/B+
Ba3/B+
Ba3/B+
Current yield
9.63%
8.01%
11.42%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Fund







High Income Opportunity
Boston
 $                 835,000.00
 $                 835,000.00
0.05%
3.95%
2.66%
 Still held as of 3/31/03
Income Fund
Boston
 $                 325,000.00
 $                 325,000.00
0.02%
3.95%
0.61%
 Still held as of 3/31/03
SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.00%
3.95%
0.71%
 Still held as of 3/31/03
Chicago Funds







High Income Fund
Chicago
 $            14,820,000.00
 $            14,820,000.00
0.85%
3.95%
2.63%
 Still held as of 3/31/03
High Income Trust
Chicago
 $              1,365,000.00
 $              1,365,000.00
0.08%
3.95%
2.69%
 Still held as of 3/31/03
Multi-Market Income Trust
Chicago
 $                 575,000.00
 $                 575,000.00
0.03%
3.95%
3.11%
 Still held as of 3/31/03
Strategic Income Fund
Chicago
 $              1,075,000.00
 $              1,075,000.00
0.06%
3.95%
2.02%
 Still held as of 3/31/03
Strategic Income Trust
Chicago
 $                 140,000.00
 $                 140,000.00
0.01%
3.95%
2.93%
 Still held as of 3/31/03
SVS II High Income Portfolio
Chicago
 $              2,040,000.00
 $              2,040,000.00
0.12%
3.95%
2.60%
 Still held as of 3/31/03
SVS II Investment Grade Bond
Chicago
 $                    85,000.00
 $                    85,000.00
0.00%
3.95%
0.75%
 Still held as of 3/31/03
SVS II Total Return Fund
Chicago
 $                    80,000.00
 $                    80,000.00
0.00%
3.95%
0.86%
 Still held as of 3/31/03
Total Return Fund
Chicago
 $                 255,000.00
 $                 255,000.00
0.01%
3.95%
0.73%
 Still held as of 3/31/03
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 250,000.00
 $                 250,000.00
0.01%
3.95%
1.07%
 Still held as of 3/31/03
New York Funds







High Income Plus Fund
New York
 $              2,445,000.00
 $              2,445,000.00
0.14%
3.95%
3.42%
 Still held as of 3/31/03
Total

 $            24,340,000.00
 $            24,340,000.00
1.38%




30
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL ELECTRIC COMPANY
BANK OF AMERICA CORP.
International Lease Finance Corporation
Underwriters
Lehman, Morgan, Salomon, BofA, Banc One, Barclays, Blaylock
Partners, BNP, CSFB, DBSI, Dresdner, Goldman, Guzman, HSBC, JP
Morgan, Loop Capial, Merrill, Ormes Capital, UBS
BofA, Banc One, Barclays, Bear Stearns, BNP, BNY Capital, Goldman, Lehman, Loop Capital, McDonald Investments, Merrill, Samuel A.
Ramirez
Salomon, Morgan Stanley, Bk of NY
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
GE 5%, 2/1/2013
BAC 4.875%, 1/15/2003
AIG 4.375%, 12/15/2005
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
01/23/2003
01/16/2003
12/16/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $                                                       5,000,000,000
 $                                                       1,000,000,000
 $                                                          160,000,000
Total
 $                                                       5,000,000,000
 $                                                       1,000,000,000
 $                                                          160,000,000
Public offering price
 $                                                                      99.63
 $                                                                      99.44
 $                                                                      99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.19%
0.45%
0.35%
















Rating
Aaa/AAA
Aa2/A+
A1/AA-
Current yield
5.02%
4.90%
4.38%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II Investment Grade Bond
Portfolio
Chicago
 $              1,295,000.00
 $              1,290,157.00
0.03%
2.11%
1.42%
 Still held at 3/31/03
SVS II Total Return Fund
Chicago
 $                 735,000.00
 $                 732,251.00
0.01%
2.11%
 (0.64%)
 Still held at 3/31/03
New York Funds







Asset Management I Portfolio
New York
 $              1,975,000.00
 $              1,967,614.00
0.04%
2.11%
 (1.39%)
 Still held at 3/31/03
Fixed Income Fund
New York
 $              8,575,000.00
 $              8,542,930.00
0.17%
2.11%
1.73%
 Still held at 3/31/03
Total

 $            12,580,000.00
 $            12,532,952.00
0.25%



31
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GEORGIA PACIFIC CORPORATION
WESTPORT RESOURCES CORP.
FERRELLGAS PARTNERS LP
Underwriters
BofA, Goldman, Banc One, Bank of Toyko-Mitsubishi, DBSI, JP
Morgan, Merrill, Morgan, Salomon, Sumitomo, Suntrust, TD Securities,
UBS
CSFB, JP Morgan, Lehman, Wachovia, Fleet
CSFB, BofA, Banc One, BNP, Wheat First, US Bank
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
GP 8.875%, 2/1/2010
WRC 8.25%, 11/1/2011
FGP 8.75%, 6/15/2012
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
01/23/2003
12/11/2002
09/10/2002
Total dollar amount of offering sold to QIBs
 $                                                          700,000,000
 $                                                          300,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $                                                          218,000,000
Total
 $                                                          700,000,000
 $                                                          300,000,000
 $                                                          218,000,000
Public offering price
 $                                                                      99.36
 $                                                                    103.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.13%
2.25%
2.50%
















Rating
Ba2/BB+
Ba3/B+
B2/B
Current yield
8.93%
8.01%
8.75%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 490,000.00
 $                 486,864.00
0.07%
5.91%
2.96%
03/31/2003
Income Fund
Boston
 $                 240,000.00
 $                 238,464.00
0.03%
5.91%
1.40%
03/31/2003
Chicago Funds







High Income Fund
Chicago
 $              8,935,000.00
 $              8,877,816.00
1.28%
5.91%
2.97%
03/31/2003
High Income Trust
Chicago
 $                 805,000.00
 $                 799,848.00
0.12%
3.44%
3.23%
03/28/2003
Multi-Market Income Trust
Chicago
 $                 335,000.00
 $                 332,856.00
0.05%
5.91%
4.98%
03/31/2003
Strategic Income Fund
Chicago
 $                 625,000.00
 $                 621,000.00
0.09%
5.91%
3.01%
03/31/2003
Strategic Income Trust
Chicago
 $                    90,000.00
 $                    89,424.00
0.01%
5.91%
4.60%
03/31/2003
Total Return Fund
Chicago
 $                 150,000.00
 $                 149,040.00
0.02%
5.91%
(0.86%)
03/31/2003
SVS II High Income Portfolio
Chicago
 $              1,210,000.00
 $              1,202,256.00
0.17%
5.91%
3.15%
03/31/2003
SVS II Investment Grade Portfolio
Chicago
 $                    60,000.00
 $                    59,616.00
0.01%
5.91%
1.42%
03/31/2003
SVS II Total Return
Chicago
 $                    50,000.00
 $                    49,680.00
0.01%
5.91%
 (0.64%)
03/31/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 180,000.00
 $                 178,848.00
0.03%
5.91%
1.90%
03/31/2003
New York Funds







High Income Plus Fund
New York
 $              1,430,000.00
 $              1,420,848.00
0.20%
5.91%
4.16%
03/31/2003
Total

 $            14,600,000.00
 $            14,506,560.00
2.09%




32
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GEORGIA PACIFIC CORPORATION
WESTPORT RESOURCES CORP.
FERRELLGAS PARTNERS LP
Underwriters
BofA, Goldman, Banc One, Bank of Toyko-Mitsubishi, DBSI, JP
Morgan, Merrill, Morgan, Salomon, Sumitomo, Suntrust, TD Securities,
UBS
CSFB, JP Morgan, Lehman, Wachovia, Fleet
CSFB, BofA, Banc One, BNP, Wheat First, US Bank
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
GP 9.375%, 2/1/2013
WRC 8.25%, 11/1/2011
FGP 8.75%, 6/15/2012
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
01/23/2003
12/11/2002
09/10/2002
Total dollar amount of offering sold to QIBs
 $
-
 $                                                          300,000,000
 $
-
Total dollar amount of any concurrent public offering
 $                                                          800,000,000
 $
-
 $                                                          218,000,000
Total
 $                                                          800,000,000
 $                                                          300,000,000
 $                                                          218,000,000
Public offering price
 $                                                                    100.00
 $                                                                    103.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.13%
2.25%
2.50%
















Rating
Ba2/BB+
Ba3/B+
B2/B
Current yield
9.38%
8.01%
8.75%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 360,000.00
 $                 360,000.00
0.05%
7.06%
2.96%
 Still held at 3/31/03
Income Fund
Boston
 $                 145,000.00
 $                 145,000.00
0.02%
7.06%
1.40%
 Still held at 3/31/03
SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.01%
7.06%
1.43%
 Still held at 3/31/03
Chicago Funds







High Income Fund
Chicago
 $              5,925,000.00
 $              5,925,000.00
0.74%
7.06%
2.97%
 Still held at 3/31/03
High Income Trust
Chicago
 $                 520,000.00
 $                 520,000.00
0.07%
7.06%
3.02%
 Still held at 3/31/03
Multi-Market Income Trust
Chicago
 $                 220,000.00
 $                 220,000.00
0.03%
7.06%
4.98%
 Still held at 3/31/03
Strategic Income Fund
Chicago
 $                 410,000.00
 $                 410,000.00
0.05%
7.06%
3.01%
 Still held at 3/31/03
Strategic Income Trust
Chicago
 $                 205,000.00
 $                 205,000.00
0.03%
7.06%
4.60%
 Still held at 3/31/03
SVS II High Income Portfolio
Chicago
 $                 835,000.00
 $                 835,000.00
0.10%
7.06%
3.15%
 Still held at 3/31/03
SVS II Investment Grade Bond
Portfolio
Chicago
 $                    70,000.00
 $                    70,000.00
0.01%
7.06%
1.42%
 Still held at 3/31/03
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 120,000.00
 $                 120,000.00
0.02%
7.06%
1.90%
 Still held at 3/31/03
New York Funds







High Income Plus Fund
New York
 $                 870,000.00
 $                 870,000.00
0.11%
7.06%
4.16%
 Still held at 3/31/03
Total

 $              9,730,000.00
 $              9,730,000.00
1.24%




33
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.75%
2.88%
















Rating
B2/B
B2/B-
B3/*+/B-
Current yield
8.25%
8.88%
9.63%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 165,000.00
 $                 165,000.00
0.03%
1.38%
0.00%
01/24/2003
Income Fund
Boston
 $                    50,000.00
 $                    50,000.00
0.01%
1.38%
0.00%
01/24/2003
Chicago Funds







High Income Fund
Chicago
 $              3,030,000.00
 $              3,030,000.00
0.51%
1.38%
0.00%
01/24/2003
High Income Trust
Chicago
 $                 275,000.00
 $                 275,000.00
0.05%
1.38%
0.00%
01/24/2003
Multi-Market Income Trust
Chicago
 $                 115,000.00
 $                 115,000.00
0.02%
1.38%
0.00%
01/24/2003
Strategic Income Fund
Chicago
 $                 215,000.00
 $                 215,000.00
0.04%
1.38%
0.00%
01/24/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.38%
0.00%
01/24/2003
SVS II High Income Portfolio
Chicago
 $                 415,000.00
 $                 415,000.00
0.07%
1.38%
0.00%
01/24/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.38%
0.00%
01/24/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.01%
1.38%
0.00%
01/24/2003
New York Funds







High Income Plus Fund
New York
 $                 485,000.00
 $                 485,000.00
0.08%
1.38%
0.00%
01/24/2003
Total

 $              4,900,000.00
 $              4,900,000.00
0.84%




34
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
HOUGHTON MIFFLIN CO.
AMERICAN MEDIA INC.
HOLLYWOOD ENTERTAINMENT
Underwriters
CIBC, DBSI, Goldman, Banc One, Fleet
JP Morgan, Bear Stearns
UBS, Bear Stearns
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
HTN 9.875%, 2/1/2013
ENQ 8.875%, 1/15/2011
HLYW 9.625%, 3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
01/24/2003
01/16/2003
12/13/2002
Total dollar amount of offering sold to QIBs
 $                                                          400,000,000
 $                                                          150,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $                                                          225,000,000
Total
 $                                                          400,000,000
 $                                                          150,000,000
 $                                                          225,000,000
Public offering price
 $                                                                      99.22
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.75%
2.75%
2.88%
















Rating
B3/B
B2/B-
B3/*+/B-
Current yield
9.95%
8.88%
9.63%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 170,000.00
 $                 168,674.00
0.04%
6.66%
(0.24%)
02/06/2003
Chicago Funds







High Income Fund
Chicago
 $              3,130,000.00
 $              3,105,586.00
0.78%
6.66%
0.00%
02/06/2003
High Income Trust
Chicago
 $                 280,000.00
 $                 277,816.00
0.07%
6.66%
 (0.40%)
02/06/2003
Multi-Market IncomeTrust
Chicago
 $                 120,000.00
 $                 119,064.00
0.03%
6.66%
0.66%
02/06/2003
Strategic Income Fund
Chicago
 $                 220,000.00
 $                 218,284.00
0.06%
6.66%
0.24%
02/06/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    49,610.00
0.01%
6.66%
0.63%
02/06/2003
SVS II High Income Portfolio
Chicago
 $                 425,000.00
 $                 421,685.00
0.11%
6.66%
 (0.13%)
02/06/2003
New York Funds







High Income Plus Fund
New York
 $                 500,000.00
 $                 496,100.00
0.13%
6.66%
 (0.71%)
02/06/2003
Total

 $              4,895,000.00
 $              4,856,819.00
1.23%




35
Security Information









Security Purchased
Comparison Security
Comparison Security


















Issuer
HOUSEHOLD FINANCE CORP.
INTL LEASE FINANCE CORP.
WELLS FARGO & CO.

Underwriters
BofA, CSFB, HSBC, Salomon, DBSI, JP Morgan, Merrill, UBS
Salomon, Morgan Stanley, Bank of NY
Bear Stearns, CSFB, Banc One, Goldman, Morgan, Wells Fargo

Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years




























Security
HI 4.625%, 1/15/2008
AIG 4.375%, 12/15/2005
WFC 5%, 11/15/2014

Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A

Name of underwriter or dealer from which purchased
CSFB
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
01/07/2003
12/16/2002
11/06/2002

Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-

Total dollar amount of any concurrent public offering
 $                                                       1,250,000,000
 $                                                          160,000,000
 $                                                          850,000,000

Total
 $                                                       1,250,000,000
 $                                                          160,000,000
 $                                                          850,000,000

Public offering price
 $                                                                      99.50
 $                                                                      99.89
 $                                                                      99.05

Price paid if other than public offering price
 N/A
 N/A
 N/A










Underwriting spread or commission
0.35%
0.35%
0.48%



















Rating
A2/A-
A1/AA-
A

Current yield
4.65%
4.38%
5.05%










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*

Chicago Funds








Total Return Fund
Chicago
 $              2,025,000.00
 $              2,014,814.00
0.16%
0.51%
0.00%
01/07/2003

New York Funds








Asset Management I Portfolio
New York
 $              1,715,000.00
 $              1,706,374.00
0.14%
0.51%
0.00%
01/07/2003

Asset Management III Porfolio
New York
 $                    90,000.00
 $                    89,547.00
0.01%
0.51%
0.00%
01/07/2003

Fixed Income Fund
New York
 $              8,590,000.00
 $              8,546,792.00
0.69%
0.51%
0.00%
01/07/2003

Total

 $            12,420,000.00
 $            12,357,527.00
1.00%





36
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
JOHN DEERE CAPITAL CORP.
WEYERHAEUSER CO.
JOHN DEERE CAPITAL CORP.
Underwriters
BofA, CSFB, DBSI
JP Morgan, Morgan Stanley, DBAB, Scotia, BofA, Salomon
JP Morgan, Salomon, DBAB
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
DE 3.9%, 1/15/2008
WY 5.5%, 3/15/2005
DE 7%, 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Joint lead
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
01/07/2003
03/06/2002
03/15/2002
Total dollar amount of offering sold to QIBs
 $
-
 $                                                       1,000,000,000
 $
-
Total dollar amount of any concurrent public offering
 $                                                          850,000,000
 $
-
 $                                                       1,500,000,000
Total
 $                                                          850,000,000
 $                                                       1,000,000,000
 $                                                       1,500,000,000
Public offering price
 $                                                                      99.87
 $                                                                      99.86
 $                                                                      99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.35%
0.45%
0.45%
















Rating
A3/A-
Baa2/BBB
A3/A
Current yield
3.91%
5.51%
7.05%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds







Fixed Income Fund
New York
 $              4,855,000.00
 $              4,848,640.00
0.57%
 (0.22%)
 (0.46%)
01/09/2003
Total

 $              4,855,000.00
 $              4,848,640.00
0.57%




37
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
JOHN DEERE CAPITAL CORP.
NEWELL RUBBERMAID INC.
WEYERHAEUSER CO.
Underwriters
BofA, CSFB, DBSI
Barclays, JP Morgan, Banc One, BNP, Commerzbank
JP Morgan, Morgan Stanley, DBAB, Scotia, BofA, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
DE 5.1%, 1/15/2013
NWL 4.625%, 12/15/2009
WY 6.75%, 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
Co-manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
01/07/2003
12/17/2002
03/06/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $                                                       1,750,000,000
Total dollar amount of any concurrent public offering
 $                                                          650,000,000
 $                                                          250,000,000
 $
-
Total
 $                                                          650,000,000
 $                                                          250,000,000
 $                                                       1,750,000,000
Public offering price
 $                                                                      99.84
 $                                                                      99.66
 $                                                                      99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.45%
0.63%
0.65%
















Rating
A3/A-
Baa1/BBB+
baa2/BBB
Current yield
5.11%
4.64%
6.79%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
New York Funds







Fixed Income Fund
New York
 $              4,855,000.00
 $              4,847,038.00
0.75%
(0.05%)
(0.37%)
01/10/2003
Total

 $              4,855,000.00
 $              4,847,038.00
0.75%




38
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
MERITAGE CORPORATION
TECH OLYMPIC USA, INC
IRON MOUNTAIN INC
Underwriters
DBSI, Banc One, Fleet, UBS
Salomon, Credit Lyonnais, DBSI, Fleet
Bear Stearns
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
MTH 9.75%, 6/1/2011
TOUS 9%, 7/1/2010
IRM 7.75%, 1/15/2015
Is the affiliate a manager or co-manager of offering?
Lead manager
Co-manager
N/A
Name of underwriter or dealer from which purchased
Warburg
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
02/13/2003
01/29/2003
12/16/2002
Total dollar amount of offering sold to QIBs
 $                                                            50,000,000
 $                                                          100,000,000

Total dollar amount of any concurrent public offering
 $
-
 $
-
 $                                                          100,000,000
Total
 $                                                            50,000,000
 $                                                          100,000,000
 $                                                          100,000,000
Public offering price
 $                                                                    103.25
 $                                                                      94.84
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
2.00%
1.00%
















Rating
Ba3/B+
Ba3/B+
B2/B
Current yield
9.44%
9.49%
7.75%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 200,000.00
 $                 206,500.00
0.40%
3.18%
3.38%
 Still held at 3/31/03
Income Fund
Boston
 $                    80,000.00
 $                    82,600.00
0.16%
3.18%
0.76%
 Still held at 3/31/03
Chicago Funds







High Income Fund
Chicago
 $              3,615,000.00
 $              3,732,488.00
7.23%
3.18%
3.38%
 Still held at 3/31/03
High Income Trust
Chicago
 $                 330,000.00
 $                 340,725.00
0.66%
3.18%
3.73%
 Still held at 3/31/03
Multi-Market Income Trust
Chicago
 $                 140,000.00
 $                 144,550.00
0.28%
3.18%
4.47%
 Still held at 3/31/03
Strategic Income Fund
Chicago
 $                 260,000.00
 $                 268,450.00
0.52%
3.18%
2.40%
 Still held at 3/31/03
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    51,625.00
0.10%
3.18%
4.32%
 Still held at 3/31/03
SVS II High Income Portfolio
Chicago
 $                 490,000.00
 $                 505,925.00
0.98%
3.18%
3.42%
 Still held at 3/31/03
Total Return Fund
Chicago
 $                    60,000.00
 $                    61,950.00
0.12%
3.18%
3.37%
 Still held at 3/31/03
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    60,000.00
 $                    61,950.00
0.12%
3.18%
1.22%
 Still held at 3/31/03
New York Funds







High Income Plus Fund
New York
 $                 590,000.00
 $                 609,175.00
1.18%
3.18%
4.04%
 Still held at 3/31/03
Total

 $              5,875,000.00
 $              6,065,938.00
11.75%




39
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
MOORE NORTH AMERICAN FINANCE
DEX MEDIA EAST LLC/FIN
HOLLYWOOD ENTERTAINMENT
Underwriters
BofA, DBSI, Salomon, Banc One, BNP, CIBC, Credit Lyonnais, Fleet,
Scotia
BofA, DBSI, JPM, Lehman, Wachovia, Bear Stearns, Scotia
UBS, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
MCL 7.875%, 1/15/2011
DXME 9.875%, 11/15/2009
HLYW 9.625%, 3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
03/11/2003
10/30/2002
12/13/2002
Total dollar amount of offering sold to QIBs
 $                                                          403,000,000
 $                                                          450,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $                                                          225,000,000
Total
 $                                                          403,000,000
 $                                                          450,000,000
 $                                                          225,000,000
Public offering price
 $                                                                      99.30
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.50%
2.88%
















Rating
B1/BB-
B2/B
B3/*+/B-
Current yield
7.93%
9.88%
9.63%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date
Boston Funds







High Income Opportunity
Boston
 $                 165,000.00
 $                 163,843.00
0.04%
2.72%
0.00%
03/11/2003
Income Fund
Boston
 $                    65,000.00
 $                    64,544.00
0.02%
2.72%
0.00%
03/11/2003
Chicago Funds







High Income Fund
Chicago
 $              3,000,000.00
 $              2,978,970.00
0.74%
2.72%
0.00%
03/11/2003
High Income Trust
Chicago
 $                 270,000.00
 $                 268,107.00
0.07%
2.72%
0.00%
03/11/2003
Multi-Market IncomeTrust
Chicago
 $                 125,000.00
 $                 124,124.00
0.03%
2.72%
0.00%
03/11/2003
Strategic Income Fund
Chicago
 $                 215,000.00
 $                 213,493.00
0.05%
2.72%
0.00%
03/11/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    49,650.00
0.01%
2.72%
0.00%
03/11/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    49,650.00
0.01%
2.72%
0.00%
03/11/2003
SVS II High Income Portfolio
Chicago
 $                 410,000.00
 $                 407,126.00
0.10%
2.72%
0.00%
03/11/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    49,650.00
0.01%
2.72%
0.00%
03/11/2003
New York Funds







High Income Plus Fund
New York
 $                 490,000.00
 $                 486,565.00
0.12%
2.72%
0.00%
03/11/2003
Total

 $              4,890,000.00
 $              4,855,722.00
1.20%




40
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SEMPRA ENERGY
IDAHO POWER
ALABAMA POWER CO.
Underwriters
JP Morgan, Salomon, Banc One, DBSI, Scotia, SG Cowen
Banc One, US Bancorp, BofA, McDonald, Wachovia
Goldman, Lehman, BNY Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SRE 6%, 2/1/2013
IDA 6%, 11/15/2032
SO 5.5%, 10/15/2017
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
01/28/2003
11/12/2002
10/16/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $                                                          400,000,000
 $                                                          100,000,000
 $                                                          325,000,000
Total
 $                                                          400,000,000
 $                                                          100,000,000
 $                                                          325,000,000
Public offering price
 $                                                                      99.66
 $                                                                      99.46
 $                                                                      99.86
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.65%
0.75%
0.75%
















Rating
Baa1/A-
A2/A-
A2/A
Current yield
6.02%
6.03%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                 795,000.00
 $                 792,281.00
0.20%
2.88%
0.43%
02/07/2003
Chicago Funds







SVS II Investment Grade Bond
Portfolio
Chicago
 $              1,040,000.00
 $              1,036,443.00
0.26%
2.88%
0.42%
02/07/2003
SVS II Total Return Fund
Chicago
 $              1,090,000.00
 $              1,086,272.00
0.27%
2.88%
(1.41%)
02/07/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 820,000.00
 $                 817,196.00
0.21%
2.88%
0.56%
02/07/2003
New York Funds







Asset Management I Portfolio
New York
 $                 790,000.00
 $                 787,298.00
0.20%
2.88%
 (1.74%)
02/07/2003
Fixed Income Fund
New York
 $              5,435,000.00
 $              5,416,412.00
1.36%
2.88%
0.77%
02/07/2003
Total

 $              9,970,000.00
 $              9,935,902.00
2.50%




41
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
TECH OLYMPIC USA, INC.
WYNN LAS VEGAS LLC/CORP.
CORRECTIONS CORP. OF AMERICA
Underwriters
Salomon, Credit Lyonnais, DBSI, Fleet
BofA, Bear, DBSI, Dresdner, Fleet, Jefferies, Scotia, SG Cowen
DBAB, Lehman, BB&T, First Analysis, Jeffries, MacDonald, Morgan
Louis Githens, SG Cowen, South Trust Securities, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
TOUS 9%, 7/1/2010
WYNN 12%, 11/1/2010
CXW 9.875%, 5/1/2009
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint lead
Co-manager
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
01/29/2003
10/25/2002
04/24/2002
Total dollar amount of offering sold to QIBs
 $                                                          100,000,000
 $
-
 $                                                          250,000,000
Total dollar amount of any concurrent public offering
 $
-
 $                                                          370,000,000
 $
-
Total
 $                                                          100,000,000
 $                                                          370,000,000
 $                                                          250,000,000
Public offering price
 $                                                                      94.84
 $                                                                      92.79
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.00%
2.74%
2.75%
















Rating
Ba3/B+
B3/CCC+
B2/B-
Current yield
9.49%
12.93%
9.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 195,000.00
 $                 184,930.00
0.20%
2.36%
0.24%
02/04/2003
Income Fund
Boston
 $                    75,000.00
 $                    71,127.00
0.08%
2.36%
0.55%
02/04/2003
Chicago Funds







High Income Fund
Chicago
 $              3,700,000.00
 $              3,508,932.00
3.70%
2.36%
0.21%
02/04/2003
High Income Trust
Chicago
 $                 325,000.00
 $                 308,217.00
0.33%
2.36%
0.40%
02/04/2003
Multi-Market Income Trust
Chicago
 $                 135,000.00
 $                 128,029.00
0.14%
2.36%
0.53%
02/04/2003
Strategic Income Fund
Chicago
 $                 255,000.00
 $                 241,832.00
0.26%
2.36%
0.47%
02/04/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    47,418.00
0.05%
2.36%
0.36%
02/04/2003
Total Return Fund
Chicago
 $                    60,000.00
 $                    56,902.00
0.06%
2.36%
(1.07%)
02/04/2003
SVS II High Income Portfolio
Chicago
 $                 485,000.00
 $                 459,955.00
0.49%
2.36%
0.27%
02/04/2003
New York Funds







High Income Plus Fund
New York
 $                 600,000.00
 $                 569,016.00
0.60%
2.36%
1.17%
02/04/2003
Total

 $              5,880,000.00
 $              5,576,358.00
5.91%




42
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
TRUMP HOLDINGS & FUNDING
WILLIAM LYON HOMES
INTERPUBLIC GROUP
Underwriters
CSFB, DBSI, UBS Warburg, Jefferies
UBS Warburg, Salomon
JP Morgan, Salomon, UBS Warburg, Barclays, HSBC, ING, Morgan
Stanley, Sun Trust, Bank of New York
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
DJT 11.625%, 3/15/2010
WLS 10.75%, 4/1/2013
IPG 4.5%, 3/15/2023
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
03/13/2003
03/12/2003
03/11/2003
Total dollar amount of offering sold to QIBs
 $                                                          425,000,000
 $
-
 $                                                          800,000,000
Total dollar amount of any concurrent public offering
 $
-
 $                                                          250,000,000
 $
-
Total
 $                                                          425,000,000
 $                                                          250,000,000
 $                                                          800,000,000
Public offering price
 $                                                                      94.83
 $                                                                      98.49
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.75%
2.75%
2.75%
















Rating
B3/B-
B3/B-
Baa3/BB+
Current yield
12.26%
10.91%
4.50%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity Fund
Boston
 $                 135,000.00
 $                 128,023.00
0.03%
1.17%
0.93%
Still held at 3/31/03
Chicago Funds







High Income Fund
Chicago
 $              2,490,000.00
 $              2,361,317.00
0.59%
1.17%
0.93%
Still held at 3/31/03
High Income Trust
Chicago
 $                 225,000.00
 $                 213,372.00
0.05%
1.17%
0.39%
Still held at 3/31/03
Multi-Market Income Trust
Chicago
 $                 100,000.00
 $                    94,832.00
0.02%
1.17%
0.64%
Still held at 3/31/03
Strategic Income Fund
Chicago
 $                 175,000.00
 $                 165,956.00
0.04%
1.17%
0.60%
Still held at 3/31/03
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    47,416.00
0.01%
1.17%
0.61%
Still held at 3/31/03
SVS II High Income Portfolio
Chicago
 $                 340,000.00
 $                 322,429.00
0.08%
1.17%
0.87%
Still held at 3/31/03
New York Funds







High Income Plus Fund
New York
 $                 405,000.00
 $                 384,070.00
0.10%
1.17%
1.43%
Still held at 3/31/03
Total

 $              3,920,000.00
 $              3,717,415.00
0.92%



43
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
TRW AUTOMOTIVE, INC.
REXNORD CORP.
METALDYNE CORP.
Underwriters
BofA, CSFB, DBSI, JP Morgan, Lehman, Scotia, Sun Trust, TD
Securities
Credit Suisse, DBSI, Wachovia
CSFB, DBSI, JP Morgan, Comercia Securities, Nat City Invest.,
Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
TRWAUT 11%, 2/15/2013
REX 10.125%. 12/15/2012
METALD 11%, 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
JPM Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
02/06/2003
11/19/2002
06/13/2002
Total dollar amount of offering sold to QIBs
 $                                                          300,000,000
 $                                                          225,000,000
 $                                                          250,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $                                                          300,000,000
 $                                                          225,000,000
 $                                                          250,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.75%
2.75%
3.00%
















Rating
B2/B+
B3/B-
B3/B
Current yield
11.00%
10.13%
11.00%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 200,000.00
 $                 200,000.00
0.07%
1.00%
 (0.12%)
02/13/2003
Income Fund
Boston
 $                    75,000.00
 $                    75,000.00
0.03%
1.00%
0.16%
02/13/2003
Chicago Funds







High Income Fund
Chicago
 $              3,615,000.00
 $              3,615,000.00
1.21%
1.00%
 (0.45%)
02/13/2003
High Income Trust
Chicago
 $                 330,000.00
 $                 330,000.00
0.11%
1.00%
(0.28%)
02/13/2003
Multi-Market Income Trust
Chicago
 $                 140,000.00
 $                 140,000.00
0.05%
1.00%
(0.04%)
02/13/2003
Strategic Income Fund
Chicago
 $                 260,000.00
 $                 260,000.00
0.09%
1.00%
 (0.24%)
02/13/2003
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
1.00%
0.00%
02/14/2003
SVS II High Income Portfolio
Chicago
 $                 490,000.00
 $                 490,000.00
0.16%
1.00%
 (0.13%)
02/13/2003
Total Return Fund
Chicago
 $                    60,000.00
 $                    60,000.00
0.02%
1.00%
 (1.22%)
02/12/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    60,000.00
 $                    60,000.00
0.02%
1.00%
0.36%
02/13/2003
New York Funds







High Income Plus Fund
New York
 $                 595,000.00
 $                 595,000.00
0.20%
1.00%
 (0.45%)
02/13/2003
Total

 $              5,875,000.00
 $              5,875,000.00
1.98%




44
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
TRW AUTOMOTIVE, INC.
REXNORD CORP.
TYCO INTL GROUP SA
Underwriters
BofA, CSFB, DBSI, JP Morgan, Lehman, Scotia, Sun Trust, TD
Securities
Credit Suisse, DBSI, Wachovia
BofA, CSFB, Goldman, JP Morgan, Morgan Stanley, Salomon, ABN,
CIBC, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
TRWAUT 9.375%, 2/15/2013
REX 10.125%. 12/15/2012
TYC 12.75%, 1/15/2018
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
N/A
Name of underwriter or dealer from which purchased
JPM Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
02/06/2003
11/19/2002
01/07/2003
Total dollar amount of offering sold to QIBs
 $                                                          925,000,000
 $                                                          225,000,000
 $                                                       3,000,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $                                                          925,000,000
 $                                                          225,000,000
 $                                                       3,000,000,000
Public offering price
 $                                                                    100.00
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.75%
2.50%
















Rating
B1/B+
B3/B-
Ba2/BBB-/*-
Current yield
9.38%
10.13%
2.75%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 230,000.00
 $                 230,000.00
0.02%
0.78%
3.25%
 Still held at 3/31/03
Income Fund
Boston
 $                    90,000.00
 $                    90,000.00
0.01%
1.25%
0.16%
02/12/2003
Chicago Funds







High Income Fund
Chicago
 $              4,200,000.00
 $              4,200,000.00
0.45%
0.78%
3.16%
 Still held at 3/31/03
High Income Trust
Chicago
 $                 380,000.00
 $                 380,000.00
0.04%
0.78%
3.43%
 Still held at 3/31/03
Multi-Market Income Trust
Chicago
 $                 160,000.00
 $                 160,000.00
0.02%
0.78%
4.43%
 Still held at 3/31/03
Strategic Income Fund
Chicago
 $                 300,000.00
 $                 300,000.00
0.03%
0.78%
2.64%
 Still held at 3/31/03
Strategic Income Trust
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.03%
(0.18%)
02/13/2003
SVS II High Income Portfolio
Chicago
 $                 570,000.00
 $                 570,000.00
0.06%
0.78%
3.28%
 Still held at 3/31/03
SVS II Investment Grade Bond
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.25%
0.17%
02/12/2003
Total Return Fund
Chicago
 $                    70,000.00
 $                    70,000.00
0.01%
0.78%
 (1.36%)
02/13/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    70,000.00
0.01%
1.25%
0.20%
02/12/2003
New York Funds







High Income Plus Fund
New York
 $                 690,000.00
 $                 690,000.00
0.07%
0.78%
3.58%
 Still held at 3/31/03
Total

 $              6,860,000.00
 $              6,860,000.00
0.74%




45
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
UNISYS CORPORATION
ALLIED WASTE NORTH AMERICA
INTERPUBLIC GROUP
Underwriters
BofA, Salomon, Bear Stearns, BNP, DBSI, HSBC, PNC, Royal Bk of
Canada, Wachovia
CSFB, DBSI, JP Morgan, Salomon
JP Morgan, Salomon, UBS Warburg, Barclays, HSBC, ING, Morgan
Stanley, Sun Trust, Bk of NY
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
UIS 6.875%, 3/15/2010
AW 9.25%, 9/1/2012
IPG 4.5%, 3/15/2023
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint lead
N/A
Name of underwriter or dealer from which purchased
Salomon
CSFB
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
03/12/2003
11/12/2002
03/11/2003
Total dollar amount of offering sold to QIBs
 $
-
 $                                                          300,000,000
 $                                                          800,000,000
Total dollar amount of any concurrent public offering
 $                                                          300,000,000
 $
-
 $
-
Total
 $                                                          300,000,000
 $                                                          300,000,000
 $                                                          800,000,000
Public offering price
 $                                                                      99.32
 $                                                                    100.00
 $                                                                    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.63%
2.75%
















Rating
Ba1/BB+
Ba3/BB-
Baa3/BB+
Current yield
6.92%
9.25%
4.50%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                 375,000.00
 $                 372,446.00
0.13%
1.96%
1.06%
 Still held at 3/31/03
Income Fund
Boston
 $                 240,000.00
 $                 238,366.00
0.08%
1.96%
 (0.40%)
 Still held at 3/31/03
SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    49,660.00
0.02%
1.96%
 (0.28%)
 Still held at 3/31/03
Chicago Funds







High Income Fund
Chicago
 $              6,870,000.00
 $              6,823,215.00
2.29%
1.96%
0.93%
 Still held at 3/31/03
High Income Trust
Chicago
 $                 615,000.00
 $                 610,812.00
0.21%
1.96%
0.48%
 Still held at 3/31/03
Multi-Market Income Trust
Chicago
 $                 280,000.00
 $                 278,093.00
0.09%
1.96%
0.61%
 Still held at 3/31/03
Strategic Income Fund
Chicago
 $                 490,000.00
 $                 486,663.00
0.16%
1.96%
0.13%
 Still held at 3/31/03
Strategic Income Trust
Chicago
 $                    60,000.00
 $                    59,591.00
0.02%
1.96%
0.61%
 Still held at 3/31/03
Total Return Fund
Chicago
 $                 185,000.00
 $                 183,740.00
0.06%
1.96%
2.95%
 Still held at 3/31/03
SVS II High Income Portfolio
Chicago
 $                 935,000.00
 $                 928,633.00
0.31%
1.96%
1.00%
 Still held at 3/31/03
SVS II Investment Grade Portfolio
Chicago
 $                    65,000.00
 $                    64,557.00
0.02%
1.96%
0.91%
 Still held at 3/31/03
SVS II Total Return
Chicago
 $                    60,000.00
 $                    59,591.00
0.02%
1.96%
3.08%
 Still held at 3/31/03
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 185,000.00
 $                 183,740.00
0.06%
1.96%
 (0.30%)
 Still held at 3/31/03
New York Funds







High Income Plus Fund
New York
 $              1,120,000.00
 $              1,112,373.00
0.37%
1.96%
1.43%
 Still held at 3/31/03
Total

 $            11,530,000.00
 $            11,451,480.00
3.84%




46
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
UNITED MEXICAN STATES
GENERAL ELECTRIC CAPITAL CORP.
WELLS FARGO & CO.
Underwriters
JP Morgan, UBS, Bear Stearns, DBSI, Lehman
DBSI, CSFB, UBS Warburg
Bear Stearns, CSFB, Banc One, Goldman, Morgan Stanley, Wells
Fargo, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3years
> 3 years
























Security
MEX 6.375%, 1/16/2013
GE 5.45%, 1/15/2003
WFC 5%, 11/15/2014
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint lead
Co-manager
Name of underwriter or dealer from which purchased
UBS Warburg
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
01/09/2003
12/03/2002
10/30/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $                                                       2,000,000,000
 $                                                       2,000,000,000
 $                                                          850,000,000
Total
 $                                                       2,000,000,000
 $                                                       2,000,000,000
 $                                                          850,000,000
Public offering price
 $                                                                      98.09
 $                                                                      99.69
 $                                                                      99.05
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.40%
0.43%
0.48%
















Rating
Baa2/BBB-
Aaa/AAA
Aa3/A
Current yield
6.50%
5.47%
5.05%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







High Income Opportunity
Boston
 $                    95,000.00
 $                    93,188.00
0.00%
0.40%
0.24%
01/16/2003
Income Fund
Boston
 $                    50,000.00
 $                    49,047.00
0.00%
0.40%
0.47%
01/16/2003
SVS I Bond Portfolio
Boston
 $                 775,000.00
 $                 760,221.00
0.04%
3.28%
2.46%
Still held at 3/31/03
SVS I Balanced
Boston
 $                 250,000.00
 $                 245,233.00
0.01%
3.28%
 (2.41%)
Still held at 3/31/03
Chicago Funds







High Income Fund
Chicago
 $              1,815,000.00
 $              1,780,388.00
0.09%
0.40%
3.18%
01/16/2003
High Income Trust
Chicago
 $                 160,000.00
 $                 156,949.00
0.01%
0.40%
0.13%
01/16/2003
Multi-Market Income Trust
Chicago
 $                    65,000.00
 $                    63,760.00
0.00%
0.40%
0.62%
01/16/2003
Strategic Income Fund
Chicago
 $                 125,000.00
 $                 122,616.00
0.01%
3.28%
3.75%
Still held at 3/31/03
Strategic Income Trust
Chicago
 $                 290,000.00
 $                 284,470.00
0.01%
0.40%
4.68%
01/16/2003
Total Return Fund
Chicago
 $                    50,000.00
 $                    49,047.00
0.00%
0.40%
(0.26%)
01/16/2003
SVS II High Income Portfolio
Chicago
 $                 240,000.00
 $                 235,423.00
0.01%
3.28%
0.27%
01/16/2003
SVS II Investment Grade Portfolio
Chicago
 $              1,020,000.00
 $              1,000,549.00
0.05%
3.28%
2.36%
Still held at 3/31/03
SVS II Total Return
Chicago
 $              1,220,000.00
 $              1,196,735.00
0.06%
3.28%
 (2.19%)
Still held at 3/31/03
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    49,047.00
0.00%
0.40%
0.47%
01/16/2003
New York Funds







Asset Management I Portfolio
New York
 $              1,140,000.00
 $              1,118,260.00
0.06%
3.28%
 (3.45%)
Still held at 3/31/03
Asset Management III Portfolio
New York
 $                    55,000.00
 $                    53,951.00
0.00%
3.28%
0.00%
Still held at 3/31/03
High Income Plus Fund
New York
 $                 290,000.00
 $                 284,470.00
0.01%
0.40%
0.00%
01/16/2003
Total

 $              7,690,000.00
 $              7,543,354.00
0.38%